Exhibit 99.1

MDRNA

The 9th Annual Needham

Healthcare Conference

9 June 2010

2

Forward Looking Statement

Statements made in this presentation may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include,

but are not limited to: (i) the ability of MDRNA to obtain additional funding;

(ii) the ability of MDRNA to attract and/or maintain manufacturing, research,

development and commercialization partners; (iii) the ability of MDRNA and/or a partner to successfully complete product research and development,

including preclinical and clinical studies and commercialization; (iv) the ability of MDRNA and/or a partner to obtain required governmental approvals;

(v)	the ability of MDRNA and/or a partner to develop and commercialize products that can compete favorably with those of competitors; and (vi) the failure of the stockholders of MDRNA to approve the merger with Cequent,

the failure of either party to meet any of the other conditions to closing the merger, contractual restrictions on the conduct of our business included in the merger agreement, and any impact on our relationships with third parties as a result of the announcement of the proposed merger. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in MDRNA’s most recent periodic reports on Form 10-K and Form 10-Q that are filed with the

Securities and Exchange Commission. MDRNA assumes no obligation to update and supplement forward-looking statements because of subsequent events.

3

Business

Market

Products

Technology

Intellectual Property

Target to Clinic Capability for RNAi Drug Development

MDRNA’s business model:

? Platform technology for RNAi-based drug development

? Engage large pharma in multi-year therapeutic/target

collaborations

? Supported by acquisition of 2nd platform (in progress)

? Pipeline of therapeutic compounds

? Internal oncology development program

? Supported by acquisition of Phase 1 compound (in progress)

? In the future, we’ll be a company with:

? Multiple drug discovery platforms related to RNAi-based

therapeutics

? 2-3 compounds in clinical development

? R&D collaborations involving RNAi Drug Discovery Platforms

? Licensing transactions involving clinical programs

We lower risk and create stability through our platforms & pipeline business model

4

? RNAi-based Approach

? siRNA compounds which silence – or down

regulate – genes and viruses via an

endogenous, catalytic mechanism

? siRNA Therapeutics:

? Dicer length

? 25 to 27 oligo-duplex; processed by

Dicer to 21 oligo-duplex

? Dicer-Blocked

? 25 to 27 oligo-duplex; modified to

block dicer processing but maintain

full activity in RNAi

? RISC length

? 19 to 23 oligo-duplex; activators of

RISC

Cellular

uptake

Dicer enzyme

The Dicer enzyme

cleaves a portion off

the end of the siRNA

Degraded mRNA

RISC

loading

Active RISC

complex Guide strand

Cell

membrane

siRNA

Therapeutic

siRNA Therapeutic Mechanism of Action

- UsiRNA

- UsiRNA

- UsiRNA

UsiRNA

Therapeutics

5

Business

Market

Products

Technology

Intellectual Property

Next Generation Therapeutics based on RNAi

Current market niche:

? Diseases where:

? Small molecules or monoclonal antibodies (mAb) will

not work

? Targeted delivery is possible

? Focus is in oncology

Future market potential:

? Breakthrough RNAi-based therapeutics that compete with

small molecules and/or mAb

? Differentiators may include:

? Mode of administration

? Cost of goods

? Advances in therapeutic effect

Promising market opportunities with future upside

6

Business

Market

Products

Technology

Intellectual Property

? RNA interference technology is disruptive

? Naturally occurring process that uses the body’s own

biology to fix itself

? “Catalytic” i.e. one-to-many relationship between

compound and action

? Portfolio of capabilities in molecular biology, cellular

biology, peptide and alkylated amino acid chemistry,

pharmacology, and bioinformatics

? MDRNA is developing:

? Novel siRNA constructs: UsiRNA and Meroduplex

? Novel liposome (DiLA2) and peptide-based delivery

A Multi-faceted Approach to a Complex Problem

We leverage our novel siRNA constructs (UsiRNA) and delivery systems (DilA2)

7

Unlocked Nucleobase Analog (UNA)

? UNAs are non-nucleotide, acyclic monomers

? Greater structural flexibility of UNA monomer

permits design of duplexes with desirable drug-like

properties

O

O Base

O

P O

O

O

OH

UN A

O

O

O

P O

O

O

OH

RNA

Base

8

UsiRNA – Strategic Placement of UNAs

UNA Substitution and Modification:

? Freedom-to-Operate opinion

? Inhibit passenger strand activity

? Increase target specificity

? Reduce cytokine induction

5’ 3’

3’ 5’

19 to 23 oligo-duplex

Our UsiRNAs have demonstrated important efficacy and safety advantages compared to standard siRNA molecules and modifications

UNAs are a novel substitution and modification chemistry that differentiates our siRNA constructs

In Vivo Dose Response and RNAi-Mediated

Inhibition for ApoB UsiRNA

? 85% reduction in message at 1 mg/kg

? 60% reduction in serum cholesterol

? Confirmed RNAi-mediated mechanism of action

Fold Change in ApoB mRNA Relative to PBS

0.0

0.2

0.4

0.6

0.8

1.0

1.2

1.4

1.0

mg/kg

0.5

mg/kg

0.25

mg/kg

PBS

Ctrl

n=5; Single dose; Tail vein injection; qRT-PCR; Standard error

UsiRNA

DiLA2 liposomes

300 bp

DNA

Ladder

Ctrl

UsiRNA siRNA

2% Agarose gel; Nested PCR;

Mouse liver

UsiRNAs Are Highly Specific

- siRNA alters expression levels ≥2-fold in 389 genes ($p \leq 0.05$)
- UsiRNA alters expression levels ≥2-fold in 35 genes ($p \leq 0.05$)



siRNA
ApoB.RISC_RNAiMAX
~98% KD
log2 Average Intensity

x symbol represents genes in which the expression has increased or decreased ≥ 2-fold over vehicle control

◆ symbol represents ApoB target



UsiRNA
ApoB.UsiRNA_RNAiMAX
~95% KD
log2 Average Intensity

Affymetrix HG U133 Plus 2.0 Array platform
y-axis = log scale (1 or -1 indicates 2-fold change)

- >10 fold reduction in off-target events

10

Third Party Confirmation of Properties of

UNA-Containing siRNA

0

10

20

30

40

50

60

n/a

UM 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20,21

UNA Position from 5’ End

Fold IC50 Reduction

(Figure adapted from Sirna/Merck: Kenski et al., NAR, Nov 2009)

UM=Unmodified indicates siRNA containing only ribonucleotides and TT overhangs;

Positions indicate the UNA substitutions on the guide strand; n/a= no activity

? UNA at 3’ end maintains activity

? Substitutions at specific positions do not diminish RNAi activity

? Substitution at 5’ end inhibits activity

Conformationally Restricted Nucleotides (CRN)

? CRNs are nucleotide analogs with a linker connecting

C2’ and C4’ carbons of ribose

? Distinguished from LNA by a longer linker and different location of oxygen atom

? CRN and LNA lock ribose ring into stable conformation to improve stability of RNA duplex

RNA CRN LNA

O

OH

BASE

OH

-O P O

OO

CRN Enhancement of UsiRNA Technology

? Provide greater opportunity to leverage UNA properties

? Improve strand bias for RISC loading

? CRN substitutions complementary to UNA

substitutions

? Position-by-position tailoring of specificity in conjunction with UNA

? CRN or UNA for site-specific nuclease resistance

5’ 3’

3’ 5’

CRN

UNA

Additional Therapeutic Approaches Using CRN

? Increase activity and selectivity of molecule to target

mRNA and miRNA

? Antisense therapeutics

? CRN can substitute for RNA at ends of DNA-RNA hybrid

compounds

? Antagomir therapeutics

? CRN can be substituted throughout the sequence

? Location and extent of substitution will be sequence dependent

? Enhances resistance to nuclease

CRN

DiLA2 (Di-Alkylated Amino Acids) Delivery Platform

? Composed of unique combinations of head groups, linkers and alkyl chains

? Self-assembly into liposomes with siRNA and other components

Linker region

Alkyl chain: R2

Alkyl chain: R1

Head group (AA and #)

? Size range from 60—130 nm; controlled by process

? Typical range 80 to 120 nm

? >80% siRNA encapsulation

? Narrow polydispersity index (PDI)

? One year stability has been demonstrated

? Chemical and physical parameters

? In vivo activity

A unique and proprietary approach to solving the most significant scientific obstacle to the broad use of RNAi-based therapeutics to treat human diseases

Factor VII: Duration of Effect

? Prolonged inhibition of Factor VII protein activity

? >50% inhibition for 2 weeks

0

0.2

0.4

0.6

0.8

1.0

1.2

1.4

Day 2 Day 5 Day 7 Day 14 Day 21 Day 28

Days post-dose

Factor VII Protein

Activity Relative

to PBS Control

Factor VII

siRNA

Control siRNA PBS control

Single 1 mg/kg dose; Tail vein injection; siRNA; DiLA2 liposomes

Improved Activity of Second Generation DiLA2

Formulation

0

10

20

30

40

50

60

70

80

90

100

1	2 3

% Factor VII Protein Knockdown

First Generation

Second Generation

0.08 0.009

(mg/kg)

0.4 0.08

(mg/kg)

0.8 0.8

(mg/kg)

UsiRNA Dose in DiLA2 Formulation

50% knockdown

80% knockdown

20% knockdown

DiLA^2 Delivery Accomplishments

- Effective <u>systemic</u> delivery to hepatocytes demonstrated with RNAi-mediated knockdown of:
  - ApoB, PCSK9, DGAT2, and Factor VII in mouse
  - FVII in NHP
- Effective <u>systemic</u> delivery to jejunum demonstrated with RNAi-mediated knockdown of:
  - ApoB
- Effective <u>systemic</u> delivery to solid tumor demonstrated with RNAi-mediated knockdown of:
  - Survivin and PLK1
- Effective <u>local</u> delivery to solid tumor demonstrated with RNAi-mediated knockdown of:
  - Survivin, PLK1, HRAS, & FGFR3

18

Orthotopic Bladder Cancer Model – Reduction in Tumor Growth with Survivin UsiRNA



Tumor Bioluminescence
1.25E+08
1.00E+08
7.52E+07
5.02E+07
2.52E+07
1.83E+05
0
7
14
21
Days post-implantation
Survivin UsiRNA, 1 mg/kg
Survivin UsiRNA, 0.5 mg/kg
Scrambled UsiRNA, 1 mg/kg
Buffer Ctrl

Luciferin injection for imaging; q2dx4; 1 or 0.5 mg/kg/day; DiLA²; n=4 or 8/group; Standard error days
1
5
10
15
21
Buffer Ctrl
Scrambled Ctrl 1 mg/kg
Survivin UsiRNA 0.5 mg/kg
Survivin UsiRNA 1 mg/kg
2.0
1.5
1.0 x10⁷
0.5

- ➢ Dose-dependent decrease in bioluminescence in UsiRNA (survivin) treated mice indicates reduction in tumor growth
- ➢ No decrease in scrambled UsiRNA control group

19

Orthotopic Bladder Cancer:

RNAi Effect with Survivin UsiRNA

? UsiRNAs demonstrated 90% inhibition in survivin mRNA in KU-7-derived tumors

? Knockdown persisted through 12 days post last dose (2 or 4 mg/kg total dose)

Human-specific PCR primers; Bladder tissue;

q2dx4; 1 or 0.5 mg/kg/day; DiLA2; Day 21; n=4/group; Standard error

0.00

0.20

0.40

0.60

0.80

1.00

1.20

Survivin mRNA Level Relative to Buffer Ctrl

? Identified 5’ RACE-PCR product of predicted molecular size (~400 bp)

confirming RISC-mediated RNAi activity in bladder tumors

? Specific cleavage product up to day 12 post last dose

Duration of RNAi Activity in Orthotopic Bladder

Tumor – Survivin UsiRNA

5’ RACE-PCR, 2% Agarose gel;

Nested PCR product

400 bp

Control

UsiRNA

UsiRNA

DNA

Ladder 5 10 15 21

Day

Orthotopic Bladder Cancer Model: Reduction in Tumor Growth with Survivin UsiRNA Combinations



Tumor Bioluminescence
7.03E+08
6.03E+08
5.03E+08
4.03E+08
3.03E+08
2.03E+08
1.03E+08
3.00E+06
0
7
14
21
28
Days post-implantation
Scrambled UsiRNA 0.3 mg/kg
Survivin UsiRNA 0.1 mg/kg
Srv 0.05 mg/kg/PLK1 0.05 mg/kg
Srv 0.05 mg/kg/HRAS 0.05 mg/kg
Srv 0.05 mg/kg/FGFR3 0.05 mg/kg

Luciferin injection for imaging; q2dx4 dosing; 1 or 0.5 mg/kg/day; DiLA²; n=4 or 8/group; Standard error

- Combination of survivin UsiRNA with PLK1, FGFR3 or HRAS UsiRNAs outperforms survivin alone
  - Reduction of survivin mRNA with all combinations
  - Reduction in each of PLK1, HRAS, and FGFR3 in combination

22

? Second validated RNAi Drug Discovery Platform:

? TransKingdom RNAi technology for oral delivery

? Expanded oncology and inflammatory disease pipeline with clinical program:

? FAP Phase 1 Clinical Trial expected in 3Q2010

? Two Inflammatory Bowel Disease INDs projected in 2011

? One pre-IND program in IBD under option with Novartis

? Expanded intellectual property estate1 covering: novel chemistries; RNAi constructs;

delivery platforms for systemic, local and oral delivery; and gene targets.

? 19 issued or allowed patents;

? 45 pending U.S. patent applications;

? 139 pending foreign patent applications; and

? 7 PCT applications.

? Industry leading research team with proven success in demonstrating safety and tolerability in non-human primates.

? Industry leading development team with success in bringing a RNAi-based therapeutic into the clinic.

? World-class scientific advisors at Board of Director and Scientific Advisory Board levels.

Increased Capabilities through Cequent Acquisition

1Numbers represent IP portfolio of combined company

Business

Market

Products

Technology

Intellectual Property

Strong IP Pipeline to Support Our Business

? Our portfolio consists of internally developed IP in combination with licensed/acquired IP which covers siRNAs, chemistry,

delivery and gene targets:

? 17 issued/allowed US patents

? 41 U.S. patent applications

? 134 ex-U.S. patent applications

? Growing new patent filings at nearly 30% CAGR

? World-class team leading innovation

? Over 30 scientists with expertise in nucleic acid chemistry,

RNAi, and liposomal and peptide based delivery of nucleic

acids

? Average patent age = 5 years

? Younger than many others in the industry

? Positioning MDRNA for longer-term protection

Robust IP Portfolio developed by industry leading experts

? Five on-going early collaborative efforts

? 4 large international pharma companies (i.e. Pfizer, AstraZeneca)

? 1 biotechnology therapeutics company

? Focused on interactions with our world-class research team and the capabilities of our RNAi drug discovery platform.

? Research Effort:

? Efficient and effective gene silencing

? Multiple targets in multiple tissue systems

? Systemic and local administration

? Pre-clinical program (hepatocellular carcinoma)

? Established as collaborations:

? Alliance Managers

? Project Managers

? Scientific Leads

? Goal is to convert two early collaborative efforts into multiyear,

multi-target R&D collaborations in 2010

Early Collaborative Efforts

? UsiRNA/DiLA2 compounds are highly potent and well tolerated in vivo

? Knockdown of ApoB, PCSK9, DGAT2, FVII, PLK1 and survivin via systemic delivery

? Knockdown of survivin, PLK1, FGFR3, and HRAS via local delivery

? Oncology Pipeline

? Bladder Cancer – IND expected in 1Q2011

? Hepatocellular Carcinoma – IND expected by mid-2011

? Validated drug discovery platform

? Roche and Novartis licensed MDRNA RNAi technology

? 5 early collaborative efforts (e.g. Pfizer, AstraZeneca)

? Integrated personalized medicine (therapeutic/diagnostic) platform

? Broad and comprehensive IP estate

? 17 Issued/Allowed Patents; 41 U.S. Applications; 6 PCT Applications

? Experienced management team

? CEO – Michael French (Former Sirna SVP, Corporate Development)

? CSO – Barry Polisky (Former Sirna CSO; Research VP at Merck)

? CFO – Pete Garcia (Former Nuvelo CFO; Dendreon CFO)

MDRNA - A Leader in RNAi Therapeutics

Additional Information about the Merger will

be filed with the SEC

This presentation may be deemed to be solicitation material regarding the proposed merger of MDRNA and Cequent. In connection with the proposed merger, MDRNA has filed relevant materials and documents with the Securities and Exchange Commission (SEC), including a proxy statement, which will be mailed to the stockholders of MDRNA.

Investors and the public are urged to read these materials carefully and in their entirety when they become available because they will contain important information about the companies, the proposed merger and the expectations for the combined company. The proxy statement and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the

SEC’s web site at www.sec.gov. In addition, investors and the public may obtain free copies of the documents filed with the SEC by MDRNA by directing a written request to MDRNA, Inc., 3830 Monte Villa

Parkway, Bothell, Washington 98021, Attention: Investor Relations. The

directors, executive officers and employees of MDRNA may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the special interests of these directors, executive officers and employees in the proposed transaction, if any, will be included in the proxy statement referred to above.

MDRNA